UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2007

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 11, 2007, Teledyne Technologies Incorporated (“Teledyne”) announced that Rex D. Geveden will succeed James M. Link as President of Teledyne Brown Engineering, Inc. effective August 1, 2007.
Mr. Link will continue to serve Teledyne by taking the position of Special Advisor to the Chairman, President and Chief Executive Officer of Teledyne until his planned retirement in January 2008. Mr. Link will continue to receive his current compensation through his planned retirement date.
Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release dated July 11, 2007, announcing that Rex D. Geveden will Succeed James M. Link as President of Teledyne Brown Engineering, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
	By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Dated: July 11, 2007		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release dated July 11, 2007, announcing that Rex D. Geveden will Succeed James M. Link as President of Teledyne Brown Engineering, Inc.